SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 21, 2017

VIVA ENTERTAINMENT GROUP INC.

(F/K/A Black River Petroleum Corp.)

NEVADA	000-54704	98-0642409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

143-41 84th Drive, Briarwood, New York 11435

 (Address of principal executive office, including zip code)

(347) 681-1668

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

It is with great pleasure that VIVA Entertainment Group, Inc. (OTTV) (“VIVA” or “the Company”), a distributor of Over-The-Top (OTT) IPTV content to consumers in a bundled subscription format, announces that it has completed the interface redesign as part of the revenue sharing and service agreement with FlixFling, LLC., allowing subscribers access to the FlixFling catalogue through the VIVA portal starting at 11am today. As previously announced, VIVA signed a five-year agreement with FlixFling which provides for a share of 20% of sales by VIVA of FlixFling subscriptions and 30% from video-on-demand downloads sold through VIVA. The agreement also provides for VIVA and FlixFling to work together to promote and market the product and also develop an integrated user experience between the two services.

Johnny Falcones, Chief Executive Officer of VIVA has spent six months since signing the revenue share agreement with FlixFling working together to develop a seamless and integrated platform so that VIVA customers can access one of the best streaming services in the industry for the latest movies and music videos on demand.

From the beginning, VIVA’s goal has been to create an affordable solution giving our customers access to the broadest possible range of meaningful content. FlixFling’s platform of movies-on-demand combined with music video channels makes VIVA one of the best OTT providers on the market. The redesigned app will allow customers to easily access both VIVA and FlixFling content without having to switch between apps. It is just one more way in which VIVA is setting itself apart from the rest of the OTT community.

Philadelphia-based FlixFling offers over 15,000 movies and television shows across all genres in an OTT format. Their unique service gives customers a choice between video-on-demand and monthly subscription services. They are currently the only streaming service to offer both movies and music to customers at one low price and the only service to offer streaming music video channels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2017	Viva Entertainment Group, Inc.

	By:	/s/Johnny Falcones
Johnny Falcones